COLLATERAL SECURITY AGREEMENT

      THIS COLLATERAL SECURITY AGREEMENT, dated as of March 8, 2006, is entered into by and between THE SINGING MACHINE COMPANY, INC., a Delaware corporation located at 6601 Lyons Road, Building A-7 Coconut Creek, FL 33073, USA (the "Borrower"), and EVER SOLID LIMITED, a Hong Kong registered company, located at Shing Dao Industrial Bldg., F/5, 232 Aberdeen Main Road, Hong Kong or its successors or assigns (as used herein, each such signatory or their successors or assigns is referred to as the "Lender" or a "Lender").

                              W I T N E S S E T H:

      WHEREAS, the Borrower and the Lender are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or Section 4(2) of the 1933 Act; and

      WHEREAS, In connection with the Lender's intent to help Borrower facilitate its faithful performance under that certain Stock Purchase Agreement dated February 21, 2006 (hereafter "SPA") by and between Company on the one hand and koncepts International, Limited ("koncepts") on the other, Lender has agreed to lend funds to the Borrower, subject to and upon the terms and conditions of this Agreement the repayment of which will be represented by a Senior Promissory Note of the Borrower ("Senior Note"), on the terms and conditions referred to herein; and

      NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. AGREEMENT TO LEND:

      Subject to the terms and conditions of this Agreement, the Senior Note, and the Bridge Loan Agreement of even date herewith, Lender hereby agrees to loan to the Borrower the principal amount of $2,000,000.00 US Dollars (the "Loan Amount or Aggregate Loan Amount") to be used exclusively to redeem existing outstanding Debentures held by Omicron Master Trust, SF Capital Partners, Ltd., Bristol Investment Fund, Ltd., Ascend Offshore Fund, Ltd., Ascend Partners LP, and Ascend Partners Sapient LP (collectively the "Sub-Debt Holders") in the original aggregate principal amount of $4,000,000. The obligation to repay the loan shall be evidenced by the Borrower's execution of the Senior Note.

2. TERMS OF REPAYMENT:

      The Senior Note shall bear interest absent an event of default at the rate of eight percent (8%) per annum, commencing as of the date on which Lender advances funds to Company pursuant to the Senior Note, which interest, absent an event of default, shall all be due upon maturity of the Senior Note as provided for therein. If shareholder approval for completion of the SPA is granted, koncepts shall be entitled to deliver the original Senior Note marked "Paid" and written satisfaction of this Bridge Loan Agreement to Company as payment for Two Million ($2,000,000 USD) dollars of koncepts' total Three Million ($3,000,000
USD) dollars purchase consideration under the SPA thereby reducing the cash required at closing under the terms of the SPA to One Million dollars ($1,000,000 USD). Notwithstanding the foregoing, at such time Company will still owe Lender all amounts of accrued but unpaid interest and other fees, if any, owing under the terms of the Senior Note, and will concurrently pay such accrued but unpaid interest and fees, if any, to Lender in cash. If, however, shareholder approval is not granted, the Senior Note shall mature as per its terms on or before September 8, 2006.

3. SECURITY:

      The Bridge Loan and Senior Note described above is secured as more fully set forth herein.

4. SECURITY INTEREST:

      4.1 GRANT OF SECURITY INTEREST: Borrower grants to Lender a continuing consensual and perfected security interest in, and lien on, all of Borrowers assets both foreign and domestic of whatever form or character (collectively the "Collateral") to secure the payment of the indebtedness and the performance of all of Borrower's obligations under this Agreement and the Collateral Documents.

      Borrower acknowledges that nothing contained in this Agreement or any other agreement will be (i) construed as an agreement by Lender to resort to or look to a particular type of the Collateral as security for the repayment of the indebtedness or (ii) deemed to limit or reduce any security interest in or lien upon any portion of the Collateral for the indebtedness.

      4.2 PERFECTION OF SECURITY INTEREST:

      (a) FILING OF FINANCING STATEMENT: The Borrower irrevocably authorizes Lender at any time and from time to time to file any initial financing statements and amendments thereto describing the Collateral and perfecting Lender's security interest therein, and agrees to execute upon demand such documents as are required by Lender to perfect Lender's security interest in the Collateral. The Borrower will pay all taxes and other costs of the filing and any other costs associated therewith. The Borrower also ratifies the filing of any financing statement already filed by Lender prior to the date hereof.

      (b) POSSESSION: The Borrower will have possession of the Collateral, except where Lender chooses to perfect its security interest by possession in addition to the filing of a financing statement. If the Collateral is in the possession of a third party, the Borrower will join with Lender in notifying the third party of Lender's security interest and obtaining an acknowledgement from the third party that it is holding the Collateral for the benefit of Lender.

      (c) CONTROL: The Borrower will cooperate with Lender in obtaining control with respect to the Collateral consisting of, but not limited to all foreign and domestic: (i) Deposit Accounts; (ii) Investment Property; (iii) Letter-of-Credit rights; and (iv) Electronic chattel paper; (d) Marking of Chattel Paper: The Borrower will not create any Chattel Paper without placing a legend on the Chattel paper acceptable to Lender indicating that Lender has a security interest in the Chattel Paper.

      4.3 NO DISPOSITION OF COLLATERAL: Lender does not authorize, and Borrower agrees not to (a) sell or lease any of the Collateral, except for Inventory in the ordinary course of business; (b) license any of the Collateral; or (c) grant any other security interest in any of the Collateral.

      4.4 PURCHASE MONEY SECURITY INTERESTS: To the extent that the Borrower uses the Loan to purchase the Collateral, Borrower's repayment of the Loan will apply on a "first-in-first out" basis so that the portion of the Loan used to purchase a particular item of the Collateral will be paid in the chronological order the Borrower purchased the Collateral.

      4.5 BORROWER REMAINS LIABLE: Notwithstanding anything contained herein to the contrary, (a) Borrower will remain liable for all damages, obligations, and liabilities under the contracts and agreements included in the Collateral to perform all of its duties and obligations to the same extent as if this Agreement had not been executed, (b) the exercise by Lender of any of its rights under this Agreement or the Collateral Documents will not release the Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) Lender will have no obligation or liability under the contracts and agreements included in the Collateral, nor will Lender be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment. Borrower will pay all taxes, levies, assessments and charges of any kind upon or related to the Collateral, Borrower's business, income, revenues and assets.

      5. REPRESENTATIONS AND WARRANTIES:

      The Borrower represents and warrants to Lender that:

      5.1 ORGANIZATION AND AUTHORITY: The Borrower is a Delaware corporation, duly organized and in good standing under the laws of the State of Delaware and has the power and authority to own its assets and transact its business. The precise legal name of the Borrower is set forth on the first page of this Agreement. The Person executing this Agreement has full power and complete authority to execute this Agreement and all Collateral Documents on behalf of Borrower.

      5.2 TRANSACTIONS LEGAL AND AUTHORIZED: The execution, delivery and performance of this Agreement and the Collateral Documents have been duly authorized by all necessary action of Borrower, and the execution, delivery and performance of this Agreement and the Collateral Documents does not violate Borrower's formation documents, or the terms of any contract, indenture, agreement or undertaking to which Borrower is a party or by which it is bound.

      5.3 ENFORCEABILITY OF OBLIGATIONS: This Agreement, the Senior Note, and the Collateral Documents are valid, binding upon, in full force and effect and fully enforceable against Borrower, Validity Guarantor or any other party thereto in accordance with their respective terms.

      5.4 LITIGATION: No litigation or other proceeding before any court or administrative agency is pending or threatened. Furthermore, Borrower is not in default with respect to any order, writ, injunction, or demand of any court or governmental department or agency.

      5.5 FINANCIAL STATEMENTS/REPORTS/CERTIFICATES:

      (a) EXISTING FINANCIAL INFORMATION/NO ADVERSE CHANGES: The financial statements furnished to Lender are true and correct and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved. The balance sheet fairly presents the condition of Borrower as of the date thereof, and the profit and loss statement fairly presents the results of operations. There have been no material adverse changes in the condition of Borrower, financial or otherwise subsequent to the date of the most recent financial statement furnished to Lender.

      (b) FUTURE FINANCIAL INFORMATION: All financial information, statements, reports and certificates required by this Agreement are true and accurate. Lender are based upon reasonable assumptions or facts then known to Borrower, and fairly present, to the best knowledge of Borrower, the projected condition of Borrower as therein set forth, and fairly presents, to the best knowledge of Borrower, the projected results of operations.

      5.6 OWNERSHIP OF COLLATERAL; NO LIENS: Except as set forth below in Exhibit "A" and any collateral security agreement executed by Borrower in favor of Crestmark Bank, Borrower is the owner of and has good and indefeasible title to all of the Collateral. The Collateral is not subject to any liens, purchase options, mortgages, pledges, encumbrances, claims (legal or equitable), or charges of any kind except Permitted Encumbrances. As of the date hereof, Borrower has not sold any Collateral except in the ordinary course of business. Lender's security interest in the Collateral is a first priority security interest, and Borrower will defend and indemnify Lender against the claims and demands of all other persons claiming an interest in the Collateral.

      5.7 PERSONAL PROPERTY: The Collateral will remain personal property at all times. The Borrower will not affix any of the Collateral to any real property in any manner which would change its nature from that of personal property to real property or a fixture.

      5.8 TAX RETURNS AND TAXES: Borrower has filed all federal, state, local and foreign tax returns which are required to be filed and has paid all taxes, withholdings, assessments and other government charges which have become due. Borrower does not know of any proposed material additional tax assessment against it, or any of its properties, or any basis therefore.

      5.9 FULL DISCLOSURE: Neither this Agreement nor any written statement furnished by or on behalf of Borrower to Lender in connection with the Loan, taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein or herein not misleading. There is no fact relating to Borrower or its business which Borrower has not disclosed to Lender in writing, which materially and adversely affects, or as far as Borrower can now foresee, will materially and adversely affect Borrower's business (financial or otherwise).

      5.10 CASUALTY LOSS OR JUDGMENT: The Collateral has not suffered any loss, substantial damage, or destruction and no attachment, lien, levy, garnishment or commencement of any related proceeding has occurred against the Collateral.

      5.11 NO MATERIAL ADVERSE CHANGE: No material adverse change has occurred in the existing or prospective financial condition, business, assets or liabilities of the Borrower.

      6. AFFIRMATIVE COVENANTS:

      Borrower covenants and agrees that until all indebtedness due Lender is paid in full, Borrower will:

      6.1 PAYMENTS ON INDEBTEDNESS: Pay all indebtedness when due, whether by acceleration or otherwise. Furthermore, Borrower will not have any Advances outstanding under the Loan contrary to any provisions of the Loan Agreement or the Collateral Documents, including any Advances in excess of the Advance Formula which are not immediately repaid to Lender.

      6.2 PERFORMANCE OF OBLIGATIONS: Perform or cause to be performed, all of the terms, conditions, obligations and covenants of Borrower or any other Person as required by this Agreement, the Collateral Documents or any other agreement, executed between Lender and Borrower and/or another Person, whether now existing or hereafter created.

      Borrower will also take all action (or not take any action) necessary to keep the representations and warranties true and accurate.

      6.3 INFORMATION: Furnish promptly and in a form satisfactory to Lender, such information as Lender may request, from to time, and to permit a representative of Lender access to any of its premises, computer systems and financial records to inspect and examine Borrower's books and records.

      6.4 NOTIFICATION OF DISPUTES: Notify Lender promptly of any litigation, or administrative or tax proceeding, or other action threatened or instituted against Borrower or any property of Borrower or any other material matter which could adversely impair Borrower's financial condition or its ability to conduct its business. For the purposes of this Agreement, any single such claim in which the sum in dispute is in excess of Twenty Thousand ($20.000.00) Dollars, or all such claims in which the aggregate sums in dispute are Twenty Thousand ($20,000.00) Dollars or more, will be deemed to be material and adverse.

      6.5 PAYMENT OF TAXES: Pay when due all taxes, assessments, and other governmental charges to which Borrower or it's property is or will be subject before such charges become delinquent, except that no such charge need be paid so long as its validity or amount is being contested in good faith by appropriate proceedings and Borrower has established a cash reserve with respect thereto; provided, however, that any such tax, assessment, or charge shall be paid forthwith (under protest) upon the filing of any lien securing the same, commencement of levy, other form of execution, or any other collection action.

      6.6 INSURANCE: Maintain insurance in such form and amount as is satisfactory to Lender, with loss payable clauses in favor of Lender and providing that any losses under the policies are payable to Lender. If Borrower fails to obtain or maintain any required policies, then Lender, without waiving any Default by Borrower relating thereto, may (but without any obligation) at any time thereafter make such payment or obtain such coverage and take such other actions as Lender deems advisable. Borrower will not take out separate insurance concurrent in form or contributing in the event of a loss. Borrower will also maintain insurance pursuant to all applicable Worker's Compensation laws, and liability insurance for damage to persons. All such insurance shall be in such form, with such companies and in such amounts as shall be acceptable to Lender and each policy shall provide that the insurance company will provide at least thirty (30) days notice to Lender prior to any cancellation or material alteration or amendment of any policy. In the event any proceeds are payable to Borrower, or otherwise become available, as a result of a casualty to any Collateral, all such proceeds are be the property of Lender, immediately turned over to Lender and applied to the Indebtedness due Lender.

      6.7 COMPLIANCE WITH LAWS: Continue at all times to comply with all laws, ordinances, regulations or requirements of any governmental authority relating to Borrower's business, property or affairs, including, without limitation, all environmental laws and the Fair Labor Standards Act of 1938, 29 U.S.C. 200, et seq., as amended from time to time.

      6.8 PRESERVATION OF COLLATERAL: Maintain the Collateral in good repair, working order and condition. With respect to Accounts, Borrower will pursue collections diligently and present evidence thereof to Lender, if requested. Borrower will, upon request, immediately deliver to Lender evidence of ownership and/or certificates of title relative to the Collateral.

      7. NEGATIVE COVENANTS:

      Borrower covenants and agrees that until all indebtedness due Lender is paid in full, it will not:

      7.1 NO CHANGES: The Borrower will not change its state of incorporation or organization. The Borrower will also not change its name, adopt an assumed name, or move its chief executive office without giving Lender at least sixty (60) days prior written notice.

      7.2 DIVIDENDS: Declare or pay any dividend, or make any other distribution of, or with regard to, its capital stock or other equity security, or purchase or retire any of its capital stock or other equity security. Provided, however, with respect to any year in which Borrower is taxed by the Internal Revenue Service as an " S corporation, Borrower may make a distribution of profits to its shareholders in an amount not to exceed the sum necessary to enable its shareholders to pay their personal state and federal taxes directly attributable to the profits earned by Borrower for the year.

      7.3 LOANS LIABILITIES: Make a loan, or incur or assume any obligations or liabilities as guarantor, surety, indemnitor or otherwise with respect to any indebtedness or other obligation of any Person, except in the ordinary course of business.

      7.4 TRANSACTIONS WITH AFFILIATES/NO SUBSIDIARIES: Enter into any transaction with any stockholders of Borrower or such stockholders' affiliates, except on terms not less favorable than would be usual and customary in similar transactions between persons or entities dealing at arm's length. Borrower does not have and will not organize or acquire any subsidiaries.

      7.5 REDEMPTION/ISSUANCE: Release, redeem, retire, purchase or otherwise acquire, directly or indirectly, any of its capital stock or other equity security without the prior written consent of Lender.

      7.6 DEFAULT IN PAYMENT OF OTHER DEBT: Default in the payment of any indebtedness owed to any Person for borrowed money.

      7.7 JUDGMENT: Suffer or permit any judgment, decree or order not fully covered by insurance to be entered by a court of competent jurisdiction against Borrower or Validity Guarantor or permit or suffer any writ or warrant of attachment or any similar process to be filed against Borrower or Validity Guarantor or against any property or asset of Borrower or Validity Guarantor.

      Borrower covenants and agrees that until all indebtedness due Lender is paid in full, it will keep proper books of accounts in a manner satisfactory to Lender. Lender will have the right, at any time, to verify any of the Collateral, documentation or books, whether such documentation is furnished weekly, monthly or annually in whatever manner and in whatever frequency Lender deems necessary.

      8.1 QUARTERLY FINANCIAL STATEMENTS AND REPORTS: Borrower will deliver to Lender quarterly management prepared financial statements, balance sheets, and profit and loss statements for the quarter then ended, certified to by the president or chief financial officer of Borrower. Such reports will set forth the financial affairs and true condition of Borrower for (each quarter and will be delivered to Lender no later than thirty (45) days after the end of each quarter. In addition, Borrower will furnish to Lender the following certified to by the president or chief financial officer of Borrower within the time periods set forth:

      (a) ACCOUNTS RECEIVABLE REPORTS: Monthly detailed Accounts Receivable Aging Reports no later than fifteen (15) days after the end of each month;

      (b) Accounts Payable Reports: Monthly detailed Accounts Payable Aging Reports no later than fifteen (15) days after the end of each month;

      All financial and operating statements are and will be prepared in accordance with GAAP applied on a consistent basis.

      8.2 FIELD EXAMINATIONS: Borrower will permit Lender to perform annual field examinations of Borrower's assets and liabilities, to be performed by Lender's inspector, whether a Lender officer or an independent party, with fees and expenses thereof to be paid by Borrower. The information compiled by the field examination is for Lender's internal use, and Lender has no obligation to share the field examination, in whole or in part, with Borrower.

      8.3 ANNUAL FINANCIAL STATEMENTS/PROJECTIONS: Each year Borrower will deliver to Lender annual reviewed financial statements, balance sheets, and profits and loss statements prepared by a certified public accountant acceptable to Lender. Such reports will set forth in detail Borrower's true condition as of the end of Borrower's fiscal year no later than ninety (90) days after the end of Borrower's fiscal years. Borrower will also deliver to Lender semi-annually management prepared financial projections forecasting on a month by month basis that month's balance sheet, income statement and a detailed schedule of cash disbursements and borrowing availability. Said projections shall be submitted within thirty (30) days after the Company's fiscal year end for each year and at each six month point after year end that the Loan is outstanding.

      9. REMEDIES UPON DEFAULT:

      Upon the occurrence of any Default, Lender can charge the default interest rate on the Senior Note, and Lender has the following rights and remedies. These rights and remedies are cumulative and not exclusive.

      9.1 GENERAL: Upon any Default, Lender may pursue any remedy available at law (including those available under the UCC), in equity or by agreement of the parties.

      9.2 ACCELERATION: Upon any Default, Lender can accelerate all or part of the Indebtedness without notice or demand, and declare such amount to be immediately due and payable, without presentation, notice or demand, notwithstanding the maturity or due date, if any, therein to the contrary, all of which are expressly waived by Borrower and Validity Guarantor.

      9.3 CONFORMER REMEDIES: Upon any Default, Lender has the right to pursue any of the following remedies separately, successively or simultaneously: (i) file suit and obtain judgment and, in conjunction with any action, Lender may seek any ancillary remedies provided by law, including levy of attachment and garnishment; (ii) take possession of any Collateral and any books and records of the Borrower without demand and without legal process. Upon Lender's demand, Borrower will assemble and make the Collateral and books and records available to Lender as it directs. Borrower grants to Lender the right, for this purpose, to enter into or on any premises where the Collateral may be located; and (iii) without taking possession, sell, lease or otherwise dispose of the Collateral at public or private sale in accordance with the UCC.

      9.4 RIGHT OF OFFSET: Lender may offset against any funds (i) of Borrower or Validity Guarantor on deposit with or in the possession of Lender, and (ii) of Borrower or Validity Guarantor on deposit in any deposit account.

      9.5 ACCOUNTS AND/OR ACCOUNTS RECEIVABLE:

      (a) Lender may notify any and all Account Debtors to make payment on any Account directly to Lender.

      (b) Lender may in its own name or in the name of Borrower:

      (i) demand, collect, receive payment of, receipt for and give discharges and releases, upon payment of all or any of the Accounts and any monies due or to become due in respect thereof and to notify all Account Debtors of the Default and to direct all Account Debtors to pay Lender directly;

      (ii) settle, compromise, compound, or adjust all or any of the Accounts which are in dispute;

      (iii) commence, prosecute, settle and compromise any and all suits, actions, or proceedings in law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Accounts or to enforce any rights in respect thereof; and

      (iv) file any claim or take any other action or proceeding which Lender may deem necessary or appropriate to protect and preserve and realize upon the security interest of Lender in the Accounts and the proceeds thereof; and

      (v) generally to sell, assign, transfer, pledge, make any agreement with respect to or otherwise reasonably deal with all or any of the Accounts as fully and completely as though Lender were the absolute owner thereof for all purposes. Borrower hereby waives any statutory rule or constitutional restriction, prohibition, or procedure in connection with the rights granted Lender in this subsection and gives Lender the right to peaceful repossession of the Collateral without hearing or court order.

      9.6 SALES AS CREDIT: If after a Default, Lender sells any Collateral on credit, the Borrower will be credited only with payments actually made by the purchaser, received by Lender and applied to the Indebtedness. If the purchaser fails to pay for the Collateral, Lender may resell the Collateral and the Borrower will be credited with the proceeds of the sale.

      9.7 WAIVERS: To the extent permitted by applicable law, Borrower hereby absolutely and irrevocably waives and relinquishes the benefits and advantages of any valuation, stay, appraisement, extension or redemption laws now or hereafter existing which, but for this provision, might be applicable to any sale made under the judgment, order or decree of any court, or otherwise. The Borrower also waives any rights to compel Lender to pursue collection of any Collateral or to collect any income on the Collateral.

      10. STANDARDS FOR EXERCISING REMEDIES:

      To the extent that applicable law imposes duties on Lender to exercise remedies in a commercially reasonable manner, the Borrower acknowledges and agrees that it is not commercially unreasonable for Lender:

      (a) EXPENSES: To fail to incur expenses deemed significant by Lender to prepare, clean up or repair the Collateral or complete raw material or work in process into finished goods or other finished products prior to disposition;

      (b) CONSENTS: To fail to obtain third party consents for access to the Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of the Collateral;

      (c) PURSUIT OF THIRD PARTIES; LIENS: To fail to exercise collection remedies against account debtors or other persons obligated on the Collateral or to remove liens or encumbrances or adverse claims against the Collateral, and Borrower waives any right it may have to require Lender to pursue any third parties;

      (d) COLLECTION SPECIALISTS: To exercise collection remedies against Account Debtors and other person obligated on the Collateral directly or through the of collection agencies and other collection specialists;

      (e) ADVERTISING: To advertise dispositions of the Collateral through publications or media of general circulations, whether or not the Collateral is of a specialized nature;

      (f) SOLICITING: To contact other persons, whether or not in the same business as the Borrower, for expressions of interest in acquiring all or any portion of the Collateral;

      (g) AUCTIONEERS: To hire one or more professional auctioneers to assist in the disposition of the Collateral, whether or not the Collateral is of a specialize nature;

      (h) WHOLESALE SALES PERMITTED: To dispose of assets in wholesale rather than retail markets;

      (i) DISCLAIMER OF WARRANTIES: To disclaim any warranties as to the Collateral, including as to title;

      (j) INSURANCE: To purchase insurance or credit enhancements to insure Lender against risks of loss, collection or disposition of the Collateral or to provide to Lender a guaranteed return from the collection or disposition of the Collateral; or

      (k) OTHER PROFESSIONALS: To the extent deemed appropriate by Lender, to obtain the services of other brokers, investment bankers, consultants, attorneys and other professionals to assist Lender in the collection or disposition of any of the Collateral, the costs of which, if any, shall be added to the principal amount of the Senior Note.

      The Borrower acknowledges that the purpose of this Section 10 is to provide non-exhaustive indications of what actions or omissions by Lender would not be commercially unreasonable in Lender's exercise of remedies against the Collateral and that other actions or omissions by Lender will not be deemed commercially unreasonable solely on account of not being indicated in this
Section 10. Without limitation upon the foregoing, nothing contained in this section will be construed to grant any rights to the Borrower or to impose any duties on Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this section.

      Nothing contained in this Agreement will be construed to make Lender an agent or trustee of Borrower or Validity Guarantor for any purpose whatsoever. Lender will not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof (except to the extent it is determined by final judicial decision that Lender's act or omission constituted gross negligence or willful misconduct). Lender will not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Accounts, liquidation of the Collateral or any instrument received in payment thereof or for any damage resulting therefrom (except to the extent it is determined by a final judicial decision that Lender's error, omission or delay constituted gross negligence or willful misconduct). Lender does not, by anything herein or in any assignment or otherwise, assume any of the Borrower's or Validity Guarantor's obligations under any contract or agreement assigned to Lender, and Lender shall not be responsible in any way for the performance by the Borrower or Validity Guarantor of any kind of the terms and conditions thereof.

      11. APPLICATION OF PROCEEDS:

      After the occurrence of a Default and acceleration of the indebtedness by Lender, or after demand for repayment of all indebtedness, the proceeds of any sale or other disposition of the Collateral will be applied by Lender, first upon all expenses authorized by this Agreement, the Collateral Documents or by law, including reasonable attorney's fees incurred by Lender; the balance of the proceeds of such sale or other disposition will be applied to the payment of the indebtedness, first to interest, then to principal, then to other unpaid Indebtedness, and the surplus, if any, shall be paid over to the Borrower or to such other Person or Persons as may be entitled thereto under applicable law. The Borrower and Validity Guarantor will remain liable for any deficiency, which the Borrower or Validity Guarantor will pay to Lender immediately upon demand.

      12. EXPENSES:

      Borrower will pay to Lender, on demand, any and all expenses, including reasonable attorneys' fees and collection expenses, incurred or paid by Lender in protecting or enforcing its rights under this Agreement, the Collateral Documents or pursuant to any other document or agreement relating to the Loan.

      13. NOTICE:

      Any notice to Borrower or Lender will be deemed effective if it is written and sent by facsimile with confirmation of receipt, by certified mail, return receipt requested, postage prepaid, or other expedited mail service, or by other personal delivery service addressed to Borrower or Lender at the address set forth in this Agreement or at such other address as is designated by one to the other in writing.

      14. TERMINATION/RENEWAL:

      All of Borrower's obligations, duties, promises, covenants, representations and warranties under this Agreement and Collateral Documents will continue and remain in full force and effect until the indebtedness is irrevocably paid in full in cash or in kind, including all exit fees under the Senior Note.

      15. MISCELLANEOUS:

      15.1 BINDING EFFECT: This Agreement is binding upon and inures to the benefit of Borrower, Validity Guarantor and Lender, and their respective successors and assigns and will bind all persons who become bound as a debtor to this Agreement. The foregoing, will not, however, authorize any assignment by Borrower of its rights or duties hereunder, which assignment, in whole or in part, by Borrower is not permissible. Lender may assign its rights and interests under this Agreement and the Collateral Documents. If an assignment by Lender is made, Borrower and Validity Guarantor will make all payments to and render performance under this Agreement and the Collateral Documents to Lender's assignee.

      Borrower and Validity Guarantor waive and will not assert against any assignee any claims, defenses or set-offs, which Borrower or Validity Guarantor could assert against Lender except defenses which cannot be waived.

      15.2 DELAY/WAIVER: No delay or failure of Lender in exercising any right, remedy, power or privilege hereunder will affect such right, remedy, power or privilege, nor will any single or partial exercise thereof preclude the exercise of any other right, remedy, power or privilege. No delay or failure of Lender at any time to demand strict adherence to the terms of this Agreement will be deemed to constitute a course of conduct inconsistent with Lender's right at any time to demand strict adherence to the terms of this Agreement or the Collateral Documents.

      15.3 INCORPORATION BY REFERENCE: The Collateral Documents are incorporated herein by reference. In the event any provision of the Collateral Documents is inconsistent with the provisions of this Agreement, then this Agreement will be deemed paramount unless the rights and remedies of Lender would be adversely affected or diminished thereby.

      15.4 APPLICABLE LAW: This Agreement and the Collateral Documents will be interpreted, and the rights of the parties hereunder will be determined, under the laws of the State of California (without regard to conflict of laws).

      15.5 FURTHER ASSURANCES: Borrower and Validity Guarantor, from time to time, upon Lender's request, will each make, execute, acknowledge and deliver all such further and additional instruments and agreements and take all such further action as may be required, to carry out the intent and purpose of this Agreement or any part thereof.

      15.6  HOLD   HARMLESS/INDEMNITY:   Borrower  assumes   responsibility  and
liability for, and holds harmless and indemnifies Lender from and against, any and all liabilities, demands, obligations, injuries, costs, damages (direct, indirect or consequential), awards, loss of interest, principal, or any portion of the Indebtedness, charges, expenses, payments of monies and reasonable attorney fees, incurred or suffered, directly or indirectly, by Lender and/or asserted against Lender by any Person whatsoever, including Borrower or Validity Guarantor, which arise in whole or in part out of this Agreement, or the Collateral Documents, or the relationship herein set forth or the exercise of any right or remedy including the realization, disposition or sale of the Collateral, or any portion thereof, or the exercise of any right in connection therewith even if the above are caused by the sole action, inaction, omission or negligence of Lender, but Borrower or Validity Guarantor will not be liable if the damages result solely from the fraud or gross negligence of Lender.

      15.7 LIMITATION OF LIABILITY: Neither Lender nor any of its affiliates, directors, officers, agents, attorneys or employees shall be liable to Borrower, Validity Guarantor or any of Borrower's affiliates for any action taken, or omitted to be taken, by it or them or any of them under this Agreement or any of the Collateral Documents or in connection herewith or therewith, except that no person shall be relieved of any liability imposed by law for gross negligence, recklessness or fraud. Except for claims of gross negligence, recklessness or fraud, no claim may be made by Borrower, Validity Guarantor or by any of Borrower's affiliates, directors, officers, agents, attorneys or employees, for any special, consequential, indirect or punitive damages in respect of any breach or wrongful conduct (whether the claim is based on contract or tort or duty imposed by law) arising out of or related to this Agreement or any other Collateral Documents, or the transactions contemplated hereby or thereby, or any act, omission or event occurring in connection herewith or therewith.

      15.8 SURVIVAL AND CONTINUATION: All representations, warranties, covenants, indemnifications, consents and agreements contained in this Agreement and/or any of the Collateral Documents will survive the execution of this Agreement, the Collateral Documents and any investigations by Lender and will be, and continue at all times while any Indebtedness is outstanding, to be true and accurate.

      15.9 RULES OF CONSTRUCTION: (a) No reference to "proceeds" in this Agreement authorizes any sale, transfer, or other disposition of the Collateral by the Borrower; (b)"includes and "including" are not limiting; (c) "Or" is not exclusive; and (d) "all includes "any" and "any includes "all."

      15.10 COMPLETE AGREEMENT: This Agreement incorporates and/or contains the entire agreement of the parties hereto with respect to its subject matter. None of the parties to this Agreement will be bound by anything not expressed in writing. This Agreement and the Collateral Documents may only be amended or modified by a written agreement executed by Lender and Borrower.

      15.11 SEVERABILITY: If any provision of this Agreement is in conflict with any statute or rule of law or is otherwise unenforceable for any reason, then that provision will be deemed null and void to the extent of the conflict or unenforceability and will be deemed severable. The offending provision will not invalidate any other provision of this Agreement.


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LENDER:                                     COMPANY:
-------                                     --------
EVER SOLID, LTD.                            THE SINGING MACHINE COMPANY, INC.
(a Hong Kong registered company)


By: /s/ Sak Hong Lau                        By: /s/ Yi Ping Chan
    ----------------------------------          --------------------------------
   (Signature of Authorized Person)             (Signature of Authorized Person)


    Sak Hong Lau, Chairman                      Yi Ping Chan, Interim CEO
    ------------------------------------        --------------------------------
    Printed Name and Title                      Printed Name and Title
--------------------------------------------------------------------------------